UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 26, 2022

Scholar Rock Holding Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38501	82-3750435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Binney Street, 3rd Floor, Cambridge, MA 02142
(Address of Principal Executive Offices) (Zip Code)

(857) 259-3860

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SRRK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2022, the Board of Directors (the “Board”) of Scholar Rock Holding Corporation (the “Company”), upon the recommendation of its Nominating and Corporate Governance Committee, increased the size of the Board to nine (9) directors and subsequently appointed Srinivas Akkaraju to join the Board filling the vacancy created by the increase in the size of the Board. The Board determined that Dr. Akkaraju is independent under the listing standards of NASDAQ and the Company’s corporate governance guidelines. Dr. Akkaraju will serve as a Class I director with a term expiring at the annual meeting of stockholders to be held in 2025.

As a non-employee director, Dr. Akkaraju will receive cash compensation and an equity award for his Board service, in accordance with the Company’s non-employee director compensation policy, as amended from time to time. Dr. Akkaraju is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Dr. Akkaraju and any other persons pursuant to which he was selected as a director. In addition, Dr. Akkaraju will enter into an indemnification agreement with the Company consistent with the form of the existing indemnification agreement entered into between the Company and its non-employee directors.

On July 26, 2022, the Company issued a press release announcing the appointment of Dr. Akkaraju to the Board. A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release issued by the Company on July 26, 2022, furnished hereto.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Scholar Rock Holding Corporation

Date: July 26, 2022	By:	/s/ Junlin Ho
Junlin Ho
General Counsel & Corporate Secretary